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                                                                     EXHIBIT 4.1
                              [LOGO OF ADEZA(R)]

COMMON STOCK                                       COMMON STOCK
[NUMBER]                                           [SHARES]
                                        SEE REVERSE FOR CERTAIN DEFINITIONS
                                        AND A STATEMENT AS TO THE RIGHTS,
                                        PREFERENCES, PRIVILEGES AND RESTRICTIONS
                                        ON SHARES.

                                        CUSIP 006864 10 2

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        $0.001 PAR VALUE PER SHARE, OF

                         ADEZA BIOMEDICAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                               [CORPORATE SEAL]
                         Adeza Biomedical Corporation
                                  May 7, 1996
                                   DELAWARE

   Dated:


  /s/ Emory V. Anderson                          /s/ Daniel O. Wilds
  --------------------------                     --------------------------
   Chief Financial Officer                          President and Chief
                                                      Executive Officer



Countersigned and Registered:
FIRST CHICAGO TRUST COMPANY
  OF NEW YORK
Transfer Agent and Registrar

By /s/
- -----------------------------
Authorized Signature
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  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common
TEN ENT  --  as tenants by the entireties
JT TEN   --  as joint tenants with right of
             survivorship and not as tenants in common
COM PROP --  as community property


UNIF GIFT MIN ACT --  .................Custodian.................
                            (Cust)                  (Minor)
                      under Uniform Gifts to Minors
                      Act........................................
                                        (State)

UNIF TRF MIN ACT  --  ...............Custodian (until age........)
                            (Cust)

                      .....................under Uniform Transfers
                            (Minor)

                      to Minors Act................................
                                             (State)

    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

- ---------------------------------------


- --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_______________________


                                     X _________________________________________

                                     X _________________________________________

                               NOTICE: The signature(s) to this assignment must
                                       correspond with the name(s) as written
                                       upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed


By_____________________________________
The signature(s) should be guaranteed by an eligible guarantor institution
(banks, stockbrokers, savings and loan
associations and credit unions with
membership in an approved signature
guarantee medallion program), pursuant
to S.E.C. Rule 17 Ad-15.